UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – August 11, 2016

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01        Entry into a Material Definitive Agreement

Amendment to Senior Unsecured Revolving Credit Agreement

On August 11, 2016, Plains All American Pipeline, L.P. (the “Partnership”), entered into that certain Third Amendment to Credit Agreement (the “Revolving Credit Facility Amendment”) amending the terms of its Credit Agreement dated as of August 19, 2011 among the Partnership and Plains Midstream Canada ULC (“PMC”), as Borrowers; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (as amended, the “Revolving Credit Agreement”).  Pursuant to the Revolving Credit Facility Amendment, among other things, the Maturity Date of the Revolving Credit Agreement with respect to each extending lender has been extended from August 16, 2020 to August 16, 2021.  The Maturity Date of the Revolving Credit Agreement with respect to each non-extending lender remains August 16, 2020.  The non-extending lenders represent commitments of $140,000,000 in the aggregate (out of total commitments of $1.6 billion from all Lenders in the aggregate). Terms used in this paragraph but not defined herein have the meanings assigned to them in the Revolving Credit Agreement.

Amendment to 364-Day Credit Agreement

On August 11, 2016, the Partnership entered into that certain Second Amendment to 364-Day Credit Agreement (the “364-Day Amendment”) amending the terms of its 364-Day Credit Agreement dated as of January 16, 2015 (as amended, the “364-Day Credit Agreement”), among the Partnership, as Borrower; Bank of America, N.A., as Administrative Agent; Citibank, N.A., JPMorgan Chase Bank N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents; DNB Bank ASA, New York Branch and Mizuho Bank, Ltd., as Co-Documentation Agents; the other Lenders party thereto; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., DNB Markets, Inc., J.P. Morgan Securities LLC, Mizuho Bank, Ltd. and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners. Pursuant to the 364-Day Amendment, among other things, the Maturity Date of the 364-Day Credit Agreement has been extended to August 10, 2017. The borrowing capacity under the 364-Day Credit Agreement will continue to be $1 billion. Terms used in this paragraph but not defined herein have the meanings assigned to them in the 364-Day Credit Agreement.

Amendment to Hedged Inventory Credit Agreement

On August 11, 2016, Plains Marketing, L.P. (“PMLP”), a wholly-owned subsidiary of the Partnership, entered into that certain Third Amendment to Third Amended and Restated Credit Agreement (the “Hedged Inventory Facility Amendment” and together with the Revolving Credit Facility Amendment and the 364-Day Amendment, the “Amendments”) amending the terms of its Third Amended and Restated Credit Agreement dated as of August 19, 2011 among PMLP and PMC, as Borrowers; the Partnership, as Guarantor; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (as amended, the “Hedged Inventory Facility”).  Pursuant to the Hedged Inventory Facility Amendment, among other things, the Maturity Date of the Hedged Inventory Facility with respect to each extending lender has been extended from August 16, 2018 to August 16, 2019.  The Maturity Date of the Hedged Inventory Facility with respect to each non-extending lender remains August 16, 2018.  The non-extending lenders represent commitments of $126,250,000 in the aggregate (out of total commitments of $1.4 billion from all Lenders in the aggregate).  Terms used in this paragraph but not defined herein have the meanings assigned to them in the Hedged Inventory Facility.

The above descriptions of the Amendments are qualified in their entirety by the terms of the Revolving Credit Facility Amendment, the 364-Day Amendment and the Hedged Inventory Facility Amendment, as applicable, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

ITEM 2.03                                  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth above in Item 1.01 is incorporated by reference herein.

ITEM 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 –

Third Amendment to Credit Agreement dated as of August 11, 2016 among Plains All American Pipeline, L.P. and Plains Midstream Canada ULC, as Borrowers; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto.

Exhibit 10.2 –

Second Amendment to 364-Day Credit Agreement dated as of August 11, 2016 among Plains All American Pipeline, L.P., as Borrower; Bank of America, N.A., as Administrative Agent; Citibank, N.A., JPMorgan Chase Bank N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents; DNB Bank ASA, New York Branch and Mizuho Bank, Ltd., as Co-Documentation Agents; the other Lenders party thereto; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., DNB Markets, Inc., J.P. Morgan Securities LLC, Mizuho Bank, Ltd. and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners.

Exhibit 10.3 –

Third Amendment to Third Amended and Restated Credit Agreement dated as of August 11, 2016 among Plains Marketing, L.P. and Plains Midstream Canada ULC, as Borrowers; Plains All American Pipeline, L.P., as Guarantor; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: August 17, 2016	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Richard McGee
Name: Richard McGee
Title: Executive Vice President

INDEX TO EXHIBITS

Exhibit
No.	Description
10.1

Third Amendment to Credit Agreement dated as of August 11, 2016 among Plains All American Pipeline, L.P. and Plains Midstream Canada ULC, as Borrowers; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto.

10.2

Second Amendment to 364-Day Credit Agreement dated as of August 11, 2016 among Plains All American Pipeline, L.P., as Borrower; Bank of America, N.A., as Administrative Agent; Citibank, N.A., JPMorgan Chase Bank N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents; DNB Bank ASA, New York Branch and Mizuho Bank, Ltd., as Co-Documentation Agents; the other Lenders party thereto; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., DNB Markets, Inc., J.P. Morgan Securities LLC, Mizuho Bank, Ltd. and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners.

10.3

Third Amendment to Third Amended and Restated Credit Agreement dated as of August 11, 2016 among Plains Marketing, L.P. and Plains Midstream Canada ULC, as Borrowers; Plains All American Pipeline, L.P., as Guarantor; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto.